UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2024

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive offices) (Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 18, 2024, Southwestern Energy Company (“Southwestern”) held a special meeting of its shareholders (the “Special Meeting”) in connection with the proposed merger (the “Merger”) with Chesapeake Energy Corporation (“Chesapeake”), as disclosed in the joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on May 17, 2024. As of the close of business on April 22, 2024, the record date for the Southwestern special meeting, there were 1,102,846,071 shares of Southwestern common stock, par value $0.01 per share (the “Common Stock”) outstanding. A total of 907,210,188 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. The following is a summary of the matters voted upon at the Special Meeting and the voting results for each such matter.

Proposal No. 1: Southwestern Merger Proposal

The approval of the Agreement and Plan of Merger, dated as of January 10, 2024 (as may be amended from time to time, the “Merger Agreement”), by and among Southwestern, Chesapeake Energy Corporation, an Oklahoma corporation (“Chesapeake”), Hulk Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Chesapeake (“Merger Sub Inc”), and Hulk LLC Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Chesapeake (“Merger Sub LLC”) (the “Southwestern Merger Proposal”):

For	Against	Abstain
886,662,607	20,155,571	392,010

Proposal No. 2: Advisory Southwestern Compensation Proposal

The approval, on a non-binding, advisory basis, the compensation that may be paid or become payable to Southwestern’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Southwestern Compensation Proposal”):

For	Against	Abstain
866,508,238	39,141,453	1,560,497

Approval of the Advisory Southwestern Compensation Proposal is not a condition to completion of the merger, and the vote with respect to such proposal was advisory only and will not be binding on the Company or Chesapeake.

Because there were sufficient votes to approve the Southwestern Merger Proposal, no proposal to adjourn the Special Meeting was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: June 18, 2024	By:	/s/ Christopher Lacy
	Name:	Christopher Lacy
	Title:	Senior Vice President, General Counsel & Secretary